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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported)         September 27, 2004



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                  001-16317             95-4079863
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On September 27, 2004, the Company announced financial results for the fiscal year ended June 30, 2004.

            Contango Oil & Gas Company reported net income attributable to common stock for the year ended June 30, 2004 of $7.1 million, or $0.68 per basic share and $0.58 per diluted share, compared to a net loss attributable to common stock for the year ended June 30, 2003 of $4.9 million, or $0.54 per basic and diluted share. Natural gas and oil sales for the year ended June 30, 2004 were $27.6 million. Natural gas and oil sales for the year ended June 30, 2003 were $33.9 million. After reflecting gains and losses from hedging activities, total revenues for the year ended June 30, 2004 were $27.7 million, compared to total revenues for the year ended June 30, 2003 of $28.2 million.

            For the three months ended June 30, 2004, Contango had a net loss of $1.1 million, or $0.09 per basic and diluted share. Total revenues for the three months ended June 30, 2004 were $6.8 million.

            Total proved reserves as of June 30, 2004 were 15.6 billion cubic feet of natural gas and 297,000 barrels of oil. The present value of estimated future cash flows before income taxes as of June 30, 2004, based on a Houston Ship Channel price of $5.90 per MMbtu of natural gas ($6.16 per MMbtu NYMEX) and $37.05 per barrel of oil (NYMEX) and discounted at 10% per annum, was $59.8 million. Proved developed reserves represented all of the Company's total proved reserves.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

            The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.        Description of Document
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     99.1          Press release dated September 27, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On September 27, 2004, the Company announced it financial results for the fiscal year ended June 30, 2004. A copy of the news release is furnished as Exhibit 99.1, attached hereto. Except as otherwise set forth in Item 2.02 above, the information set forth in this Form 8-K, including the exhibit attached, should not be deemed as "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to liabilities of that section.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTANGO OIL & GAS COMPANY



Date:  September 27, 2004          By:   /s/  KENNETH R. PEAK
                                   ------------------------------------------
                                         Kenneth R. Peak
                                         Chairman and Chief Executive Officer

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